Tidal Trust II 485BPOS

Exhibit 99.(g)(i)(4)

FOURTH AMENDMENT TO THE
CUSTODY AGREEMENT

THIS FOURTH AMENDMENT effective as of the last date on the signature block (the “Effective Date”), to the Amended and Restated Custody Agreement dated as of April 1, 2026, as amended (the “Agreement”), is entered into by and between TIDAL TRUST II, a Delaware statutory trust (the “Trust”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America with its principal place of business at Minneapolis, Minnesota (the “Custodian”).

RECITALS

WHEREAS, the parties have entered into the Agreement; and

WHEREAS, the parties desire to amend Exhibit A of the Agreement to add the following funds:

●	Defiance AI Capacitors Leaders ETF
●	XFUNDS™ 1-3 Month BOX ETF
●	XFUNDS™ Growth Income ETF
●	XFUNDS™ Large Cap Income ETF
●	XFUNDS™ Technology Income ETF
●	XFUNDS™ Value Income ETF

WHEREAS, the parties desire to amend the Agreement to update Exhibit A to reflect the following name changes:

●	Defiance Daily 2X Space ETF (f/k/a Defiance Pure Space Daily 2X Strategy ETF)
●	Defiance AI Magnificent 10 ETF (f/k/a Defiance MAGA Seven ETF)
●	YieldMax® Memory and Storage Portfolio Option Income ETF (f/k/a YieldMax® WarTech & Cyber Defense Portfolio Option Income ETF)
●	YieldMax® SPCX Option Income Strategy ETF (f/k/a YieldMax® SpaceX Option Income Strategy ETF)

WHEREAS, Section 15.03 of the Agreement allows for its amendment by a written instrument executed by both parties and authorized or approved by the Board of Trustees of the Trust.

NOW, THEREFORE, the parties agree as follows:

1.	Exhibit A of the Agreement is hereby superseded and replaced in its entirety with Exhibit A attached hereto.

2.	Except to the extent amended hereby, the Agreement shall remain in full force and effect.

1

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be executed by a duly authorized officer on one or more counterparts as of the date last written below.

TIDAL TRUST II		U.S. BANK NATIONAL ASSOCIATION

By:	/s/Eric Falkeis	By:	/s/Elizabeth Scalf
Name:	Eric Falkeis	Name:	Elizabeth Scalf
Title:	Principal Executive Officer	Title:	Senior Vice President
Date:	8/4/2026	Date:	August 4, 2026

Exhibit A to the Custody Agreement

Separate Series of Tidal Trust II

Name of Series:

Blueprint Chesapeake Multi-Asset Trend ETF

Cambria Chesapeake Pure Trend ETF

Carbon Collective Climate Solutions U.S. Equity ETF

Carbon Collective Short Duration Green Bond ETF

Clockwise U.S. Core Equity ETF

CoreValues Alpha Greater China Growth ETF

CoreValues America First Technology ETF

Defiance 2X Daily Long Pure Quantum ETF

Defiance AI & Power Infrastructure ETF

Defiance Daily Target 2X Long AEO ETF

Defiance Daily Target 2X Long ALAB ETF

Defiance Daily Target 2X Long AMAT ETF

Defiance Daily Target 2X Long ANET ETF

Defiance Daily Target 2X Long APLD ETF

Defiance Daily Target 2X Long ARM ETF

Defiance Daily Target 2X Long AVAV ETF

Defiance Daily Target 2X Long AVGO ETF

Defiance Daily Target 2X Long BLSH ETF

Defiance Daily Target 2X Long China Dragons ETF

Defiance Daily Target 2X Long Copper ETF

Defiance Daily Target 2X Long CVNA ETF

Defiance Daily Target 2X Long DASH ETF

Defiance Daily Target 2X Long DJT ETF

Defiance Daily Target 2X Long DKNG ETF

Defiance Daily Target 2X Long ET ETF

Defiance Daily Target 2X Long FIG ETF

Defiance Daily Target 2X Long FSLR ETF

Defiance Daily Target 2X Long B ETF

Defiance Daily Target 2X Long HIMS ETF

Defiance Daily Target 2X Long HOOD ETF

Defiance Daily Target 2X Long IONQ ETF

Defiance Daily Target 2X Long IREN ETF

Defiance Daily Target 2X Long JOBY ETF

Defiance Daily Target 2X Long JPM ETF

Defiance Daily Target 2X Long KTOS ETF

Defiance Daily Target 2X Long LLY ETF

Defiance Daily Target 2X Long LMND ETF

Defiance Daily Target 2X Long MP ETF

Defiance Daily Target 2X Long MRNA ETF

Defiance Daily Target 2X Long MRVL ETF

Defiance Daily Target 2X Long MSTR ETF

Defiance Daily Target 2X Long NBIS ETF

Defiance Daily Target 2X Long NVO ETF

Defiance Daily Target 2X Long NVTS ETF

Defiance Daily Target 2X Long OKLO ETF

Defiance Daily Target 2X Long ORCL ETF

Defiance Daily Target 2X Long OSCR ETF

Defiance Daily Target 2X Long PENN ETF

Defiance Daily Target 2X Long PM ETF

Defiance Daily Target 2X Long PONY ETF

Defiance Daily Target 2X Long QBTS ETF

Defiance Daily Target 2X Long QS ETF

Defiance Daily Target 2X Long RBRK ETF

Defiance Daily Target 2X Long RCAT ETF

Defiance Daily Target 2X Long RDDT ETF

Defiance Daily Target 2X Long RGTI ETF

Defiance Daily Target 2X Long RIOT ETF

Defiance Daily Target 2X Long RKLB ETF

Defiance Daily Target 2X Long SMCI ETF

Defiance Daily Target 2X Long SOFI ETF

Defiance Daily Target 2X Long Solar ETF

Defiance Daily Target 2X Long SOUN ETF

Defiance Daily Target 2X Long UBER ETF

Defiance Daily Target 2X Long VST ETF

Defiance Daily Target 2X Long ZETA ETF

Defiance Daily Target 2X Short CVNA ETF

Defiance Daily Target 2X Short IONQ ETF

Defiance Daily Target 2X Short LLY ETF

Defiance Daily Target 2X Short MSTR ETF

Defiance Daily Target 2X Short PLTR ETF

Defiance Daily Target 2X Short QBTS ETF

Defiance Daily Target 2X Short RGTI ETF

Defiance Daily Target 2X Short RIOT ETF

Defiance Daily Target 2X Short RKLB ETF

Defiance Daily Target 2X Short SMCI ETF

Defiance Developed Markets Enhanced Options Income ETF

Defiance Emerging Markets Enhanced Options Income ETF

Defiance Enhanced Long Vol ETF

Defiance Enhanced Short Vol ETF

Defiance Gold Enhanced Options Income ETF

Defiance Hot Sauce Daily 3X Strategy ETF

Defiance Large Cap ex-Mag 7 ETF

Defiance Leveraged Long + Income AAPL ETF

Defiance Leveraged Long + Income AMD ETF

Defiance Leveraged Long + Income AMZN ETF

Defiance Leveraged Long + Income BRK.B ETF

Defiance Leveraged Long + Income COIN ETF

Defiance Leveraged Long + Income GOOG ETF

Defiance Leveraged Long + Income HIMS ETF

Defiance Leveraged Long + Income HOOD ETF

Defiance Leveraged Long + Income META ETF

Defiance Leveraged Long + Income MSTR ETF

Defiance Leveraged Long + Income NFLX ETF

Defiance Leveraged Long + Income NVDA ETF

Defiance Leveraged Long + Income PLTR ETF

Defiance Leveraged Long + Income SMCI ETF

Defiance Leveraged Long + Income TSLA ETF

Defiance Leveraged Long + Income Bitcoin ETF

Defiance Leveraged Long + Income Ethereum ETF

Defiance Leveraged Long + Income Magnificent Seven ETF

Defiance Leveraged Long + Income Nasdaq 100 ETF

Defiance Leveraged Long + Income S&P 500 ETF

Defiance Leveraged Long + Income CRCL ETF

Defiance Leveraged Long + Income CRWV ETF

Defiance Leveraged Long + Income GLXY ETF

Defiance Leveraged Long MSTR ETF

Defiance AI Magnificent 10 ETF

Defiance Nasdaq 100 Double Short Hedged ETF

Defiance Nasdaq 100 Weekly Distribution ETF

Defiance Nasdaq 100 Income Target ETF

Defiance Nasdaq 100 LightningSpread™ Income ETF

Defiance Oil Enhanced Options Income ETF

Defiance R2000 Weekly Distribution ETF

Defiance R2000 Income Target ETF

Defiance Russell 2000 LightningSpread™ Income ETF

Defiance U.S. Dividend Equity Paid Weekly ETF

Defiance S&P Weekly Distribution ETF

Defiance S&P 500 Income Target ETF

Defiance S&P 500 LightningSpread™ Income ETF

Defiance Silver Enhanced Options Income ETF

Defiance Treasury Alternative Yield ETF

Defiance Treasury Enhanced Options Income ETF

Defiance Trillion Dollar Club Index ETF

Defiance Vol Carry Hedged ETF

DGA Absolute Return ETF

Even Herd Long Short ETF

Grizzle Growth ETF

Hilton Small-MidCap Opportunity ETF

Hilton Capital BDC Bond Index ETF

iREIT® - MarketVector Quality REIT Index ETF

LevMax™ AMZN Monthly 3x1 ETF

LevMax™ Bitcoin Monthly 3x1 ETF

LevMax™ BRK-B Monthly 3x1 ETF

LevMax™ COIN Monthly 3x1 ETF

LevMax™ HOOD Monthly 3x1 ETF

LevMax™ MSFT Monthly 3x1 ETF

LevMax™ MSTR Monthly 3x1 ETF

LevMax™ NVDA Monthly 3x1 ETF

LevMax™ PLTR Monthly 3x1 ETF

LevMax™ RDDT Monthly 3x1 ETF

LevMax™ SMCI Monthly 3x1 ETF

LevMax™ TSLA Monthly 3x1 ETF

Nicholas Fixed Income Alternative ETF

Nicholas Global Equity and Income ETF

Nicholas Crypto Income ETF

Peerless Option Income Wheel ETF

Pinnacle Focused Opportunities ETF

Quantify Absolute Income ETF

STKd 100% Bitcoin & 100% Gold ETF

STKd 100% COIN & 100% NVDA ETF

STKd 100% NVDA & 100% MSTR ETF

STKd 100% MSTR & 100% COIN ETF

STKd 100% COIN & 100% HOOD ETF

STKd 100% NVDA & 100% AMD ETF

STKd 100% TSLA & 100% MSTR ETF

STKd 100% TSLA & 100% NVDA ETF

STKd 100% SMCI & 100% NVDA ETF

STKd 100% UBER & 100% TSLA ETF

STKd 100% META & 100% AMZN ETF

Return Stacked® Bonds & Futures Yield ETF

Return Stacked® U.S. Stocks & Futures Yield ETF

Return Stacked® Bonds & Managed Futures ETF

Return Stacked® Global Stocks & Bonds ETF

Return Stacked® U.S. Stocks & Managed Futures ETF

Return Stacked® Bonds & Merger Arbitrage ETF

Return Stacked® U.S. Stocks & Gold/Bitcoin ETF

Roundhill Generative AI & Technology ETF

Tactical Advantage ETF

YieldMax™ AAPL Option Income Strategy ETF

YieldMax™ Short AAPL Option Income Strategy ETF

YieldMax™ ABNB Option Income Strategy ETF

YieldMax™ ADBE Option Income Strategy ETF

YieldMax™ AI Option Income Strategy ETF

YieldMax™ AMD Option Income Strategy ETF

YieldMax™ AMZN Option Income Strategy ETF

YieldMax™ BA Option Income Strategy ETF

YieldMax™ BIIB Option Income Strategy ETF

YieldMax™ Bitcoin Option Income Strategy ETF

YieldMax™ BRK.B Option Income Strategy ETF

YieldMax™ COIN Option Income Strategy ETF

YieldMax™ Short COIN Option Income Strategy ETF

YieldMax™ DIS Option Income Strategy ETF

YieldMax™ Gold Miners Option Income Strategy ETF

YieldMax™ GOOGL Option Income Strategy ETF

YieldMax™ Innovation Option Income Strategy ETF

YieldMax™ Short Innovation Option Income Strategy ETF

YieldMax™ INTC Option Income Strategy ETF

YieldMax™ JPM Option Income Strategy ETF

YieldMax™ KWEB Option Income Strategy ETF

YieldMax™ META Option Income Strategy ETF

YieldMax™ MRNA Option Income Strategy ETF

YieldMax™ MSFT Option Income Strategy ETF

YieldMax™ Short N100 Option Income Strategy ETF

YieldMax™ NFLX Option Income Strategy ETF

YieldMax™ NKE Option Income Strategy ETF

YieldMax™ NVDA Option Income Strategy ETF

YieldMax™ Short NVDA Option Income Strategy ETF

YieldMax™ ORCL Option Income Strategy ETF

YieldMax™ PYPL Option Income Strategy ETF

YieldMax™ ROKU Option Income Strategy ETF

YieldMax™ SNOW Option Income Strategy ETF

YieldMax™ XYZ Option Income Strategy ETF

YieldMax™ TGT Option Income Strategy ETF

YieldMax™ TLT Option Income Strategy ETF

YieldMax™ TSLA Option Income Strategy ETF

YieldMax™ Short TSLA Option Income Strategy ETF

YieldMax™ XBI Option Income Strategy ETF

YieldMax™ XOM Option Income Strategy ETF

YieldMax™ ZM Option Income Strategy ETF

YieldMax™ MSTR Option Income Strategy ETF

YieldMax™ Ultra Option Income Strategy ETF

YieldMax™ Magnificent 7 Fund of Option Income ETFs

YieldMax™ Universe Fund of Option Income ETFs

YieldMax™ BABA Option Income Strategy ETF

YieldMax™ CVNA Option Income Strategy ETF

YieldMax™ DKNG Option Income Strategy ETF

YieldMax™ HOOD Option Income Strategy ETF

YieldMax™ JD Option Income Strategy ETF

YieldMax™ MARA Option Income Strategy ETF

YieldMax™ PDD Option Income Strategy ETF

YieldMax™ PLTR Option Income Strategy ETF

YieldMax™ RBLX Option Income Strategy ETF

YieldMax™ SHOP Option Income Strategy ETF

YieldMax™ SMCI Option Income Strategy ETF

YieldMax™ TSM Option Income Strategy ETF

YieldMax™ Ether Option Income Strategy ETF

YieldMax™ Target 12™ Semiconductor Option Income ETF

YieldMax™ Target 12™ Biotech & Pharma Option Income ETF

YieldMax™ Target 12™ Energy Option Income ETF

YieldMax™ Target 12™ Real Estate Option Income ETF

YieldMax™ Target 12™ Tech & Innovation Option Income ETF

YieldMax™ Target 12™ Big 50 Option Income ETF

YieldMax® Bitcoin Performance and Distribution Target 25™ ETF

YieldMax™ Dorsey Wright Hybrid 5 Income ETF

YieldMax™ Dorsey Wright Featured Income ETF

YieldMax™ AI & Tech Portfolio Option Income ETF

YieldMax™ Crypto Industry & Tech Portfolio Option Income ETF

YieldMax™ China Portfolio Option Income ETF

YieldMax™ Semiconductor Portfolio Option Income ETF

YieldMax™ Biotech & Pharma Portfolio Option Income ETF

YieldMax™ Ultra Short Option Income Strategy ETF

YieldMax™ Nasdaq 100 0DTE Covered Call Strategy ETF

YieldMax™ R2000 0DTE Covered Call Strategy ETF

YieldMax™ S&P 500 0DTE Covered Call Strategy ETF

YieldMax™ MSTR Short Option Income Strategy ETF

YieldMax™ AMD Short Option Income Strategy ETF

YieldMax™ AMZN Short Option Income Strategy ETF

YieldMax™ MARA Short Option Income Strategy ETF

YieldMax™ Bitcoin Short Option Income Strategy ETF

YieldMax™ META Short Option Income Strategy ETF

YieldMax™ SMCI Short Option Income Strategy ETF

YieldMax® AI Performance & Distribution Target 25™ ETF

YieldMax® AMD Performance & Distribution Target 25™ ETF

YieldMax® AMZN Performance & Distribution Target 25™ ETF

YieldMax® COIN Performance & Distribution Target 25™ ETF

YieldMax® MARA Performance & Distribution Target 25™ ETF

YieldMax® MSTR Performance & Distribution Target 25™ ETF

YieldMax® NVDA Performance & Distribution Target 25™ ETF

YieldMax® PLTR Performance & Distribution Target 25™ ETF

YieldMax® SMCI Performance & Distribution Target 25™ ETF

YieldMax® TSLA Performance & Distribution Target 25™ ETF

YieldMax® AFRM Option Income Strategy ETF

YieldMax® APP Option Income Strategy ETF

YieldMax® ARM Option Income Strategy ETF

YieldMax® AVGO Option Income Strategy ETF

YieldMax® CRWD Option Income Strategy ETF

YieldMax® GME Option Income Strategy ETF

YieldMax® HIMS Option Income Strategy ETF

YieldMax® IONQ Option Income Strategy ETF

YieldMax® LLY Option Income Strategy ETF

YieldMax® RDDT Option Income Strategy ETF

YieldMax® SPOT Option Income Strategy ETF

YieldMax® UBER Option Income Strategy ETF

YieldMax® GLXY Option Income Strategy ETF

YieldMax® CRWV Option Income Strategy ETF

YieldMax® CRCL Option Income Strategy ETF

YieldMax® U.S. Stocks Target Double Distribution ETF

Defiance Daily Target 2X Long AA ETF

Defiance Daily Target 2X Long BMNR ETF

Defiance Daily Target 2X Long CAE ETF

Defiance Daily Target 2X Long CAVA ETF

Defiance Daily Target 2X Long CHWY ETF

Defiance Daily Target 2X Long CSCO ETF

Defiance Daily Target 2X Long EBAY ETF

Defiance Daily Target 2X Long ELF ETF

Defiance Daily Target 2X Long ERIC ETF

Defiance Daily Target 2X Long ESLT ETF

Defiance Daily Target 2X Long EXEL ETF

Defiance Daily Target 2X Long IBKR ETF

Defiance Daily Target 2X Long KLAC ETF

Defiance Daily Target 2X Long MPWR ETF

Defiance Daily Target 2X Long PFE ETF

Defiance Daily Target 2X Long SE ETF

Defiance Daily Target 2X Long UPS ETF

Defiance Daily Target 2X Long WYNN ETF

Defiance Daily Target 2X Short AMD ETF

Defiance Daily Target 2X Short APP ETF

Defiance Daily Target 2X Short ASTS ETF

Defiance Daily Target 2X Short AVGO ETF

Defiance Daily Target 2X Short BBAI ETF

Defiance Daily Target 2X Short BMNR ETF

Defiance Daily Target 2X Short CRCL ETF

Defiance Daily Target 2X Short HIMS ETF

Defiance Daily Target 2X Short HOOD ETF

Defiance Daily Target 2X Short INTC ETF

Defiance Daily Target 2X Short MRVL ETF

Defiance Daily Target 2X Short MU ETF

Defiance Daily Target 2X Short NVO ETF

Defiance Daily Target 2X Short OKLO ETF

Defiance Daily Target 2X Short OSCR ETF

Defiance Daily Target 2X Short SBET ETF

Defiance Daily Target 2X Short TSM ETF

Defiance Daily Target 2X Short UNH ETF

Defiance Leveraged Long + Income BMNR ETF

Defiance Leveraged Long + Income SOFI ETF

Defiance Leveraged Long + Income SOL ETF

Defiance Leveraged Long + Income XRP ETF

Defiance Leveraged Long BEAM ETF

Defiance Leveraged Long DOCN ETF

Defiance Leveraged Long EOSE ETF

Defiance Leveraged Long HTZ ETF

Defiance Leveraged Long NEGG ETF

Defiance Leveraged Long NMAX ETF

Defiance Leveraged Long OPEN ETF

Defiance Leveraged Long RUM ETF

Defiance Leveraged Long SBET ETF

Defiance QTUM Options Income ETF

Quantify 2X Daily All Cap Crypto ETF

Quantify 2X Daily Alt Season Crypto ETF

Quantify 2X Daily AltAlt Season Crypto ETF

YieldMax® Hundred Club ETF

IncomeSTKd 1x US Stocks & 1x Bitcoin Premium ETF

IncomeSTKd 1x US Stocks & 1x Gold Premium ETF

IncomeSTKd 1x Bitcoin & 1x Gold Premium ETF

IncomeSTKd 1x Treasury & 1x Gold Premium ETF

IncomeSTKd 1x Bitcoin & 1x Treasury Premium ETF

IncomeSTKd 1x US Stocks & 1x Treasury Premium ETF

IncomeQ Crypto & Crypto Treasury mNAV Harvester ETF

IncomeQ Bitcoin & Bitcoin Treasury mNAV Harvester ETF

Defiance Daily Target 2x Long KEEL ETF

Defiance Daily Target 2X Long CLS ETF

Defiance Daily Target 2X Long JMIA ETF

Defiance Daily Target 2X Long LUNR ETF

Defiance Daily Target 2X Short BE ETF

Defiance Daily Target 2X Short BITF ETF

Defiance Daily Target 2X Short CLSK ETF

Defiance Daily Target 2X Short CRWV ETF

Defiance Daily Target 2X Short IREN ETF

Defiance Daily Target 2X Short JOBY ETF

Defiance Daily Target 2X Short APLD ETF

Defiance Daily Target 2X Short ARM ETF

Defiance Daily Target 2X Short NBIS ETF

Defiance Daily Target 2X Short NVTS ETF

Defiance Daily Target 2X Short OPEN ETF

Defiance Daily Target 2X Short ORCL ETF

Defiance Daily Target 2X Short UPST ETF

Defiance Daily Target 2X Short SNOW ETF

Defiance Daily Target 2X Short SMR ETF

Defiance Daily Target 2X Long PL ETF

Defiance Daily Target 2X Long PGY ETF

Defiance Daily Target 2X Long HPQ ETF

Defiance Daily Target 2X Long RKT ETF

Defiance Daily Target 2X Long ONDS ETF

Defiance Daily Target 2X Long NOK ETF

Defiance Daily Target 2X Long JBLU ETF

Defiance Daily Target 2X Long ETHM ETF

Defiance Daily Target 2X Long BTQ ETF

Defiance Daily Target 2X Long BIIB ETF

Defiance Daily Target 2X Long BE ETF

Defiance Daily Target 2X Long OXY ETF

Defiance Daily Target 2X Long RMBS ETF

Defiance Daily Target 2X Long VRTX ETF

Defiance Daily Target 2X Long WING ETF

Defiance Daily Target 2X Long ZIM ETF

Defiance Long Pure Quantum ETF

Defiance Daily Target 2X Long WLTH ETF

Chesapeake Trend-Following Fixed Income ETF

Defiance 2X Daily Long Pure Drone and Aerial Automation ETF

Defiance 2X Daily Short Pure Quantum Computing Index ETF

Defiance Daily Target 2X Long AMKR ETF

Defiance Daily Target 2X Long CCJ ETF

Defiance Daily Target 2X Long CLF ETF

Defiance Daily Target 2X Long COMM ETF

Defiance Daily Target 2X Long DNN ETF

Defiance Daily Target 2X Long HL ETF

Defiance Daily Target 2X Long NDAQ ETF

Defiance Daily Target 2X Long PAAS ETF

Defiance Daily Target 2X Long PATH ETF

Defiance Daily Target 2X Long PLUG ETF

Defiance Daily Target 2X Long POET ETF

Defiance Daily Target 2X Short RKT ETF

Defiance Daily Target 2X Long UUUU ETF

Defiance AAPL LightningSpread Income ETF

Defiance AdvMicrDev LightningSpread Income ETF

Defiance Blkstne LightningSpread Income ETF

Defiance COIN LightningSpread Income ETF

Defiance CRCL LightningSpread Income ETF

Defiance FcBk LightningSpread Income ETF

Defiance MSTR LightningSpread Income ETF

Defiance NVDA LightningSpread Income ETF

Defiance ORCL LightningSpread Income ETF

Defiance PLTR LightningSpread Income ETF

Defiance TSLA LightningSpread Income ETF

Nicholas Bitcoin and Treasuries AfterDark ETF

Nicholas Bitcoin Tail ETF

Nicholas Defense and Rare Earth Income

Nicholas Gold Income ETF

Nicholas Nuclear Income ETF

Nicholas Silver Income ETF

YieldMax® Digital Finance Ecosystem Portfolio Option Income ETF

YieldMax® RoboTech & Automation Portfolio Option Income ETF

YieldMax® Strategic Metals & Mining Portfolio Option Income ETF

YieldMax® Top Ten ETFs

YieldMax® Memory and Storage Portfolio Option Income ETF

Defiance Bitcoin LightningSpread™ Income ETF

Defiance Ethereum LightningSpread™ Income ETF

Defiance Gold LightningSpread™ Income ETF

Defiance Gold Miners LightningSpread™ Income ETF

Defiance Silver LightningSpread™ Income ETF

Defiance Solana LightningSpread™ Income ETF

Defiance XRP LightningSpread™ Income ETF

Defiance Daily Target 2x Long AMTM ETF

Defiance Daily Target 2X Long ABTC ETF

Defiance Daily Target 2X Long ASTS ETF

Defiance Daily Target 2X Long BKSY ETF

Defiance Daily Target 2X Long COHR ETF

Defiance Daily Target 2X Long Discord ETF

Defiance Daily Target 2X Long ENVX ETF

Defiance Daily Target 2X Long FRSH ETF

Defiance Daily Target 2X Long GCT ETF

Defiance Daily Target 2X Long GSAT ETF

Defiance Daily Target 2X Long JD ETF

Defiance Daily Target 2X Long LEU ETF

Defiance Daily Target 2X Long LUMN ETF

Defiance Daily Target 2X Long MDLN ETF

Defiance Daily Target 2X Long OUST ETF

Defiance Daily Target 2X Long PINS ETF

Defiance Daily Target 2X Long RDW ETF

Defiance Daily Target 2X Long ROKU ETF

Defiance Daily Target 2X Long RVMD ETF

Defiance Daily Target 2X Long SATS ETF

Defiance Daily Target 2X Long SNDL ETF

Defiance Daily Target 2X Long STX ETF

Defiance Daily Target 2X Long TLRY ETF

Defiance Daily Target 2X Long VSAT ETF

Defiance Daily Target 2X Long WBD ETF

Defiance Daily Target 2X Long XOVR ETF

Defiance Daily 2X Space ETF

Defiance Space Data Center Leaders ETF

Portfolio Building Block 1X Inverse US Growth Daily Target ETF

Portfolio Building Block 1X Inverse US Large Cap Daily Target ETF
Defiance Bitcoin Autocallable Income ETF

Defiance Daily Target 2X Long AAOI ETF

Defiance Daily Target 2X Long ABAT ETF

Defiance Daily Target 2X Long ALMU ETF

Defiance Daily Target 2X Long AMPX ETF

Defiance Daily Target 2X Long BEAT ETF

Defiance Daily Target 2X Long CRSR ETF

Defiance Daily Target 2X Long FJET ETF

Defiance Daily Target 2X Long FSLY ETF

Defiance Daily Target 2X Long HXSCL ETF

Defiance Daily Target 2X Long INFQ ETF

Defiance Daily Target 2X Long KOPN ETF

Defiance Daily Target 2X Long KRKNF ETF

Defiance Daily Target 2X Long KULR ETF

Defiance Daily Target 2X Long LTRX ETF

Defiance Daily Target 2X Long OPTT ETF

Defiance Daily Target 2X Long OSS ETF

Defiance Daily Target 2X Long PI ETF

Defiance Daily Target 2X Long PRME ETF

Defiance Daily Target 2X Long REKR ETF

Defiance Daily Target 2X Long RPID ETF

Defiance Daily Target 2X Long RYAAY ETF

Defiance Daily Target 2X Long RYCEY ETF

Defiance Daily Target 2X Long SIDU ETF

Defiance Daily Target 2X Long SIL ETF

Defiance Daily Target 2X Long SILJ ETF

Defiance Daily Target 2X Long SpaceX ETF

Defiance Daily Target 2X Long SPCE ETF

Defiance Daily Target 2X Long SSNLF ETF

Defiance Daily Target 2X Long UMAC ETF

Defiance Daily Target 2X Long VAVX ETF

Defiance Daily Target 2X Long VELO ETF

Defiance Daily Target 2X Long WYFI ETF

Defiance Daily Target 2X Long YALL ETF

Defiance Daily Target 2X Long YSS ETF

Defiance Daily Target 2x Short SpaceX ETF

Defiance Gold Autocallable Income ETF

Defiance KSM TipRanks Analyst ETF

Defiance Nasdaq 100 Autocallable Income ETF

Defiance Pure AI Daily 2X Strategy ETF

Defiance Silver Autocallable Income ETF

Fitz-Gerald Must Have Portfolio® ETF

Fitz-Gerald Must Have Portfolio® and Options Overlay ETF

Portfolio Building Block 1X Inverse Developed Markets Ex US Daily Target ETF

Portfolio Building Block 1X Inverse US Value Daily Target ETF

Return Stacked® International Stocks & Managed Futures ETF

Defiance 2X Daily Short Pure Space Index ETF

Defiance 2X Daily Short Taiwan ETF

Defiance Daily Target 2X Long Anduril ETF

Defiance Daily Target 2X Long Anthropic ETF

Defiance Daily Target 2X Long Cohere ETF

Defiance Daily Target 2X Long DRAM ETF

Defiance Daily Target 2X Long FLNC ETF

Defiance Daily Target 2X Long KRMN ETF

Defiance Daily Target 2X Long MTSI ETF

Defiance Daily Target 2X Long OpenAI ETF

Defiance Daily Target 2X Long PURR ETF

Defiance Daily Target 2X Long SIVEF ETF

Defiance Daily Target 2X Long X-Energy ETF

Defiance Daily Target 2X Short Anduril ETF

Defiance Daily Target 2X Short Anthropic ETF

Defiance Daily Target 2X Short Cohere ETF

Defiance Daily Target 2X Short Discord ETF

Defiance Daily Target 2X Short OpenAI ETF

Defiance Daily 2X Long Brazil ETF

Defiance Daily 2X Long Israel ETF

Defiance Daily 2X Long South Korea ETF

Defiance Daily 2X Long Taiwan ETF

Defiance Daily Target 2X Long Cerebras ETF

Defiance Daily Target 2X Long Databricks ETF

Defiance Daily Target 2X Long GFS ETF

Defiance Daily Target 2X Long IPGP ETF

Defiance Daily Target 2X Long Kraken ETF

Defiance Daily Target 2X Long LWLG ETF

Defiance Daily Target 2X Long MRAM ETF

Defiance Daily Target 2X Long Stripe ETF

Defiance Daily Target 2X Long Toss ETF

Defiance Daily Target 2X Long TRT ETF

Defiance Daily Target 2X Long UMC ETF

Defiance Daily Target 2X Short Cerebras ETF

Defiance Daily Target 2X Short Databricks ETF

Defiance Daily Target 2X Short Kraken ETF

Defiance Daily Target 2X Short Stripe ETF

Defiance Daily Target 2X Short Toss ETF

XFUNDS Memory Income ETF

YieldMax® Anthropic Option Income Strategy ETF

YieldMax® Databricks Option Income Strategy ETF

YieldMax® OpenAI Option Income Strategy ETF

YieldMax® SPCX Option Income Strategy ETF

Defiance AI Capacitors Leaders ETF

XFUNDS™ 1-3 Month BOX ETF

XFUNDS™ Growth Income ETF

XFUNDS™ Large Cap Income ETF

XFUNDS™ Technology Income ETF

XFUNDS™ Value Income ETF